Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

On July 4, 2025, the United States Congress passed the budget reconciliation bill H.R. 1, known as the One Big Beautiful Bill Act (“OBBBA”). Key provisions include the repeal of Section 174 R&D capitalization requirements, the extension of 100% bonus depreciation, restoration of the Section 163(j) interest limitation to an EBITDA basis, and the introduction of a 1% charitable contribution deduction floor. As of June 30, 2026, the immediate expensing of R&D costs under Section 174, the continuation of 100% bonus depreciation, and the restoration of the EBITDA-based Section 163(j) limitation are expected to decrease cash taxes in the short term and generate a federal net operating loss. These changes did not have a material impact on the Company’s effective tax rate.

For the six months ended June 30, 2026, and 2025, the Company’s effective tax rate was 0.0% due to the current year tax loss and valuation allowance established against the Company’s net deferred tax assets, and due to operating in a zero tax jurisdiction, respectively.

12. Income Taxes

Loss from operations before income taxes for the years ended December 31, 2025 and 2024 is summarized below (in thousands):

	For the year ended December 31,
	2025	2024
Loss from operations before income taxes:
US	(22,067)	(12,855)
Foreign	(17,157)	(4,947)
Loss from operations before income taxes	(39,224)	(17,802)

The provision (benefit) for income taxes for the years ended December 31, 2025 and December 31, 2024 is as follows (in thousands):

	For The Years Ended
	2025		2024
Current	$		$
Federal		-		-
State		-		-
Foreign		-		-
Deferred
Federal		(2,531)		(2,429)
State		(483)		355
Foreign		(1,550)		(931)
Net Income Tax Expense		$-		$-

The total unrecognized tax benefits for the years ended December 31, 2025 and December 31, 2024, are summarized below (in thousands):

For The Years Ended
	2025	2024
Unrecognized tax benefits, beginning of period	$-	$-
Increases (decreases) for prior year tax positions	-	-
Decreases for expiration of statute of limitations
Settlements
Unrecognized tax benefits, end of period	$-	$-

The Company accounts for uncertain tax positions in accordance with ASC 740, Income Taxes. As of December 31, 2025 and 2024, the Company had no unrecognized tax benefits. Interest and penalties related to uncertain tax positions, if any, are recognized as a component of income tax expense, and none were accrued as of December 31, 2025 and 2024.

The total income taxes paid (net of refunds received) for the years for the years ended December 31, 2025 and December 31, 2024, are summarized below (in thousands):

For The Years Ended
	2025	2024
Federal	$-	$-
Foreign	-	-
Total	$-	$-

The following summarizes the jurisdictions that exceeded 5% of the Company’s total income taxes paid (net of refunds) for the years presented below (in thousands):

For The Years Ended
	2025	2024
Federal	$-	$-
Foreign	-	-
Total	$-	$-

The following table reconciles the U.S. federal statutory income tax rate of 21% to the Company’s effective income tax rate for the year ended December 31, 2025. The reconciliation reflects the enhanced rate-reconciliation disclosure requirements retrospectively adopted during the year ended December 31, 2025 under ASU 2023-09 (in thousands, except percentages).

	Year Ended December 31, 2025		Year Ended December 31, 2024
Taxes at federal statutory rate	$(8,237)	21.0%	$(3,745)	21.0%
State income tax, net of federal benefit	-	0%	710	-4.0%
Foreign tax effects:
United Kingdom:
NOL adjustment	147	-0.4%	-	0%
Change in valuation allowance	1,525	-3.9%	931	-5.2%
Other	(276)	0.7%	(135)	0.8%
Cayman:
Foreign Rate Differential	2,155	-5.5%	244	-1.4%
Change in valuation allowance	2,531	-6.5%	1,719	-9.7%
Nontaxable or nondeductible items:
Non-deductible loss on stock issuance	1,470	-3.7%	-	0.0%
Convertible debt	480	-1.2%	268	-1.5%
Other permanent items	129	-0.3%	84	-0.5%
Other adjustments:
Other	76	-0.2%	(76)	0.4%
State Re-Rate	-	0%	-	0%
Total provision (benefit) for income taxes	$-	0.0%	$-	0.0%

The tax effects of temporary differences which give rise to significant portions of deferred tax assets are as follows as of December 31 (in thousands):

	December 31,
	2025	2024
Total deferred tax Assets:
Stock options	$394	$280
Transaction Costs	397	393
Research & Development	1,682	671
Accruals	27	141
Net operating loss carryforward	6,519	2,970
Valuation allowance	(9,019)	(4,455)
Net deferred income tax asset	-	-

Total deferred tax liabilities:
Total deferred tax liabilities	-	-
Net deferred income tax liability	$-	$-

As of December 31, 2025 and 2024, the Company had U.S. federal net operating loss (“NOL”) carryforwards of approximately $16.7 million and $1.9 million, respectively, which have indefinite carryforward periods and may offset up to 80% of future taxable income.

As of December 31, 2025, the Company had state NOL carryforwards of approximately $5.5 million, consisting of $1.9 million that began to expire in 2024 and $3.7 million with indefinite carryforward periods. State NOL carryforwards were approximately $1.9 million as of December 31, 2024.

As of December 31, 2025, the Company had foreign NOL carryforwards of approximately $11.0 million, all related to United Kingdom operations, which carry forward indefinitely. Foreign NOL carryforwards were approximately $4.7 million as of December 31, 2024.

The Company evaluates the realizability of its deferred tax assets at each reporting date. Based on the weight of available evidence, including cumulative losses since inception, the Company concluded that it is more likely than not that its deferred tax assets will not be realized. Accordingly, the Company maintains a full valuation allowance, which totaled approximately $9.0 million and $4.5 million as of December 31, 2025 and 2024, respectively.

The Company’s ability to utilize its NOL carryforwards may be limited under Section 382 of the Internal Revenue Code if an ownership change occurs. The Company has not completed a formal Section 382 analysis, and therefore the extent to which NOL carryforwards may be subject to limitation is uncertain. Deferred taxes have not been recorded for outside basis differences related to investments in foreign subsidiaries because such differences are not expected to result in taxable income in the foreseeable future.

Sale of Wholly-Owned Subsidiary - Tax Treatment

Under Section 1032 of the Internal Revenue Code, a corporation does not recognize gain or loss on the issuance of its own stock. Accordingly, the issuance of common stock as consideration for the sale was not a taxable event to the Company. The Company’s amount realized on the disposition was zero, as the stock issued represents consideration paid rather than proceeds received. The Company’s adjusted tax basis in CPL was de minimis. The loss recognized under GAAP is treated as a permanent book-tax difference and has no current or deferred income tax effect. This permanent difference is reflected in the effective tax rate reconciliation as a non-deductible loss on stock issuance of approximately $1.5 million, or 3.7% of consolidated pre-tax loss.

Upon completion of the disposition, the outside basis difference was resolved with no incremental tax, as CPL operated in a zero-tax jurisdiction, and the disposition did not generate taxable gain.